UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

Rose Rock Midstream, L.P.
(Exact name of registrant as specified in its charter)

Delaware    001-35365    45-2934823

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 700
Tulsa, Oklahoma 74136-4216
(Address of principal executive offices)
(918) 524-7700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

As previously reported, on February 23, 2015, Rose Rock Midstream, L.P. (the “Partnership”) acquired, among other things, a 100% interest in Wattenberg Holding, LLC (the “WOT Acquisition”) from SemGroup Corporation (“SemGroup”). Because SemGroup wholly owns the general partner of the Partnership, the WOT Acquisition was deemed a transaction among entities under common control and a change in reporting entity. Transfers of net assets or exchanges of membership interests between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior periods are retrospectively adjusted to present comparative information similar to the pooling of interests method. As a result, the Partnership is providing revised audited consolidated financial statements as of December 31, 2014 and 2013 and for the years ended 2014, 2013 and 2012 that include the financial results of Wattenberg Holding, LLC.

The following items of our Annual Report on Form 10-K for the year ended December 31, 2014, have been revised to reflect the impact of the WOT Acquisition for periods under common control and are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference:

•	Exhibit 12 – Computation of Earnings to Fixed Charges;

•	Exhibit 99.1

◦	Item 6. Selected Financial Data

◦	Item 8. Financial Statements and Supplementary Data

◦	Exhibit 101 – Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the
Consolidated Balance Sheets as of December 31, 2014 and 2013, (ii) the Consolidated
Statements of Income for the years ended December 31, 2014, 2013 and 2012, (iii) the
Consolidated Statements of Changes in Partners’ Capital for the years ended December
31, 2014, 2013 and 2012, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012 and (v) the Notes to Consolidated Financial
Statements.

The revised items of the Form 10-K described above have been updated for only the WOT Acquisition. We have not otherwise updated for activities or events occurring after the date these items were originally presented. This Current Report should be read in conjunction with our Quarterly Report on Form 10-Q for the period ended March 31, 2015.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	EXHIBIT

12	Ratio of Earnings to Fixed Charges

23.1	Consent of BDO USA, LLP

99.1	Selected Financial Data and Audited Consolidated Financial Statements as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012.

101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets as of December 31, 2014 and 2013, (ii) the Consolidated Statements of Income for the years ended December 31, 2014, 2013 and 2012, (iii) the Consolidated Statements of Changes in Partners’ Capital for the years ended December 31, 2014, 2013 and 2012, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012 and (v) the Notes to Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROSE ROCK MIDSTREAM, L.P.

By:    Rose Rock Midstream GP, LLC    its general partner
Date: May 11, 2015    By:    /s/ Robert N. Fitzgerald
        Name:    Robert N. Fitzgerald
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	EXHIBIT

12	Ratio of Earnings to Fixed Charges

23.1	Consent of BDO USA, LLP

99.1	Selected Financial Data and Audited Consolidated Financial Statements as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012.

101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets as of December 31, 2014 and 2013, (ii) the Consolidated Statements of Income for the years ended December 31, 2014, 2013 and 2012, (iii) the Consolidated Statements of Changes in Partners’ Capital for the years ended December 31, 2014, 2013 and 2012, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012 and (v) the Notes to Consolidated Financial Statements.